                                                                   EXHIBIT 10.22


                                LEASE AGREEMENT
                                ---------------

     THIS LEASE, made this 7th day of April, 1995, by and between RONALD C.
                           ---        ------------
DEVINE, ("Landlord") and FIELDWORKS, INC., a Minnesota Corporation, ("Tenant").

                                  WITNESSETH:

1.   PREMISES
     --------

     Landlord does hereby rent and lease to the Tenant those certain Premises consisting of approximately 2653 square feet of space (Floor 14) in the office building known as The Springfield Tower, situated at Augusta Drive, Springfield, Virginia 22151 (the "Building"), together with the appurtenant right to use in common with the Landlord, other tenants, their guests and invitees, the sidewalks, entries, passages, corridors, stairways, hallways, elevators and other common areas of the building.

2.   TERM
     ----

     The term of this Lease shall commence on July 1, 1995 (the "Lease Commencement Date") and shall end at midnight on June 30, 2000 (the "Lease Termination Date"), unless sooner terminated pursuant to the terms hereof (the "Term").

3.   BASE RENT
     ---------

     Tenant hereby covenants and agrees to pay during the term hereof a basic annual rent for the first year of SIXTEEN THOUSAND TWO HUNDRED AND NO/100 DOLLARS ($16,200.00), without deductions, set off or demand, to be paid in equal monthly installments as follows: ONE THOUSAND TWO HUNDRED AND 00/100 ($1,200.00), promptly and in advance, on the first day of each month for the first six months of the lease; increasing to ONE THOUSAND FIVE HUNDRED AND 00/100 DOLLARS ($1,500.00) on January, 1996. The basic annual rent shall increase for the second year of the lease beginning on July 1, 1996 to TWENTY-FOUR THOUSAND AND 00/100 DOLLARS to be paid in equal monthly installments of TWO THOUSAND AND 00/100 DOLLARS. On July 1, 1997, the basic annual rent shall increase to THIRTY THOUSAND AND 00/100 dollars with equal monthly installments of TWO THOUSAND FIVE HUNDRED AND 00/100 dollars. On July 1, 1998, if Tenant exercises its option to extend the Term for two additional years without penalty, the basic annual rent shall increase to THIRTY SIX THOUSAND AND 00/100 DOLLARS to be paid in equal monthly installments of THREE THOUSAND AND 00/100 DOLLARS and shall remain at this rate for the remainder of the initial five year lease.

     In the event Tenant extends the Term for a second five year term, on July 1, 2000, the basic annual rent shall increase to FORTY TWO THOUSAND AND 00/100 DOLLARS to be paid in equal monthly installments of THREE THOUSAND FIVE HUNDRED AND 00/100

DOLLARS. On July 1, 2002, the basic annual rent shall increase to FORTY-EIGHT THOUSAND AND 00/100 DOLLARS to be paid in equal monthly installment of FOUR THOUSAND AND 00/100 DOLLARS and shall remain at this rate for the remainder of the second five year lease.

     All payments of rent shall be made by check, or by other appropriate forms of payment reasonably determined by the Landlord, payable to Ronald C. Devine,
                                                             -----------------
trading as Property Services, and delivered to 6320 Augusta Drive, Twelfth
-----------------------------                  ---------------------------
Floor, Springfield, Virginia 22150 or to such other person, entity and/or place
----------------------------------
as may be designated in writing from Landlord to Tenant from time to time.

4.   LATE CHARGES
     ------------

     Payments of rent and any other charges due hereunder not received within fifteen (15) calendar days of date due shall be subject to a five percent (5%) late payment charge.

5.   SECURITY DEPOSIT
     ----------------

     Contemporaneous with its execution and delivery of this Lease, TENANT shall deposit with Landlord the sum of ONE THOUSAND TWO HUNDRED AND 00/100 DOLLARS ($1,200.00) as and for a security deposit ("Security Deposit"), which Landlord will hold as security for TENANT's prompt, full and faithful performance of each and every of its obligations under the Lease for tenants lease. If an Event of Default (as said term is defined in and by the Lease) occurs, LANDLORD, in its sole discretion, may use, apply or retain the whole or any part of the Security Deposit for the payment of (i) all rents, expenses or other charges due under the Lease which TENANT has not paid at that time, or which become due and are not paid after the occurrence of such Event of Default, (ii) any sum expended by LANDLORD on TENANT's behalf in accordance with the provisions of this Lease Agreement, or (iii) any sum which LANDLORD may expend or be required to expend by reason of TENANT's default, including, without limitation, damages or deficiency in the reletting of the Premises, and reasonable attorney's fees and expenses and court costs. LANDLORD's election to use, apply or retain all or any portion of the Security Deposit shall not operate to prevent LANDLORD from exercising any other right or remedy provided by this Lease Agreement or by law, and shall not operate as a limitation on any recovery to which LANDLORD may otherwise be entitled. To the extent LANDLORD does so use, apply or retain all or any portion of the Security Deposit, TENANT agrees to deposit cash with
                                        -----------------------------------
LANDLORD, within ten (10) days after a written demand is made by LANDLORD, in an
--------------------------------------------------------------------------------
amount sufficient to restore the Security Deposit to its original amount so that
--------------------------------------------------------------------------------
LANDLORD shall have the full amount of the Security Deposit on hand at all
--------------------------------------------------------------------------
times.
-----

     Provided TENANT fully and faithfully complies with all of its duties and obligations under this Lease Agreement, the Security Deposit, or any remaining balance thereof, shall be returned to TENANT within thirty (30) days following the expiration of the Term.

     In the event LANDLORD transfers its interest in the Premises, LANDLORD shall have the right to transfer the Security Deposit to LANDLORD's transferee. In such event, upon the delivery by LANDLORD to TENANT of such transferee's written acknowledgment of its receipt of the Security Deposit (or the remaining balance thereof), TENANT shall be deemed to have released LANDLORD of and from any further liability or obligation for the return of all or any part of said Security Deposit, and LANDLORD's transferee shall be bound by the provisions of this Lease Agreement pertaining to the Security Deposit.

6.   USE OF PREMISES
     ---------------

     (a) The Premises are to be used only for office purposes and any other incidental use which is legally permitted and is not inconsistent with the character and type of tenancy found in first-class office buildings in Northern Virginia.

     (b) Tenant shall not suffer nor permit the Premises nor any part thereof to be used in any manner, nor anything to be done therein, nor suffer or permit anything to be brought into or kept therein, which would in any way (i) make void , voidable or unobtainable any fire or liability insurance policy with respect to the Building; (ii) cause, or, in Landlord's reasonable opinion, be likely to cause physical damage to the Building or any part thereof; (iii) constitute a public or private nuisance; (iv) impair, in the reasonable opinion of Landlord, the appearance, character or reputation of the Building; (v) impair or interfere with any of the Building services or impair or interfere with or tend to impair or interfere with the use of any of the other areas of the Building by, or occasion discomfort to landlord or any of the other tenants or occupants of the Building, any such impairment or interference to be in the reasonable judgment of Landlord; (vi) constitute waste; or (vii) make any noise or set up any vibration which will disturb other tenants, except in the course of permitted repairs or alterations.

     (c) Tenant shall not use the Premises nor permit anything to be done in or about the Premises which will in any way conflict with any law, statue, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the premises or the use or occupation thereof. Landlord shall give prompt notice to Tenant of any notice it receives relative to the violation by Tenant of any law or requirement of any public authority with respect to the Premises or the use or occupation thereof.

     (d) Subject to "punch list" items identified by Tenant in writing to Landlord within thirty (30) days of Tenant's taking possession and subject to latent defects, Tenant accepts the Premises in their present condition.

7.   TENANT'S CARE OF LEASED PREMISES
     --------------------------------

     (a) Tenant shall act with care in its use and occupancy of the Premises and the fixtures therein. Tenant, at Tenant's sole cost and expense, shall make all repairs and replacements to the Premises, structural or otherwise, necessitated or caused by the acts, omissions or negligence of Tenant, or any person claiming through or under Tenant or by the use or occupancy of the Premises by Tenant or any person. Tenant, at Tenant's sole cost and expense, shall also make all repairs and replacements, as and when necessary, to any alterations made by Tenant. In addition to the foregoing, all damage or injury to the Premises, its fixtures, appurtenances and equipment caused by Tenant moving property in or out or by installation or removal of furniture, fixtures, or other property by Tenant shall be repaired, restored or replaced promptly by Tenant, at its sole cost and expense, to the reasonable satisfaction of Landlord. All aforesaid repairs, restoration and replacements shall be in quality and class equal to the original work or installation.

     (b) Landlord shall make the following repairs as and when necessary: (i) structural repairs to the Premises and Building; (ii) repairs required in order to provide the elevator, plumbing, heating and air conditioning services to be furnished by Landlord pursuant to this Lease; (iii) repairs to exterior portions of the Building, including windows, balconies and roof thereof; and (iv) other repairs to the Building necessary for Tenant's use and enjoyment of the Premises. Landlord's obligations under the preceding sentence shall not accrue until after notice by Tenant to Landlord of the nature and necessity for any specific repair to the extent Tenant has actual or constructive knowledge of the need for such repairs.

8.   INSPECTIONS
     -----------

     Upon reasonable prior notice to Tenant (except in an emergency) Landlord may enter the Premises at reasonable hours to exhibit the Premises to prospective purchasers or tenants; to inspect the Premises to see that Tenant is complying with all its obligations hereunder; and to make repairs or replacements required of Landlord under the terms hereof or repairs or modifications to any adjoining space or any other areas of the Building. Landlord shall be permitted to take any materials into and upon the Premises that may be required in connection with such repairs or replacements. Landlord will exercise its best efforts not to interfere with tenant, however, rent abatement will be made if Tenant's use is materially interfered with.

9.   DEFAULT PROVISIONS
     ------------------

     (a) Each of the following events shall be deemed to be, and is referred to in this Lease as, an "Event of Default":

          (1) A default by Tenant in the due and punctual payment of any Rent or any other charges due hereunder which continues for more than ten (10) days after such amounts shall be due and payable; or

          (2) The neglect or failure of Tenant to perform or observe any of the terms, covenants or conditions contained in this Lease on Tenant's part to be performed or observed (other than those referred to in paragraph (1) above) which is not remedied by Tenant within 20 days after Landlord shall have given to Tenant written notice specifying such neglect or failure; or

          (3) The assignment, transfer, mortgaging or encumbering of this Lease or the subletting of the Premises in a manner not permitted by this Lease; or

          (4) The taking of this Lease or the Premises, or any part thereof, upon execution or by other process of law directed against Tenant, or upon or subject to any attachment at the instance of any creditor of or claimant against Tenant, which execution or attachment shall not be discharged within 30 days after the levy thereof; or

     (b) Upon the occurrence of an Event of Default, Landlord shall have the right, at its election, then or at any time thereafter which such Event of Default shall continue, either:

          (1) To give Tenant written notice that this Lease will terminate on a date to be specified in such notice, which date shall not be less than five days after such notice, and on the date specified in such notice. Tenant's right to possession of the Premises shall cease and this Lease shall thereupon be terminated, but Tenant shall remain liable as provided in Subparagraph (d) of this section; or

          (2) Without demand or notice, to reenter to take possession of the Premises or any part thereof, and repossess the same and expel Tenant and those claiming through or under Tenant and remove the effects of both or either summary proceedings, or by action at law or in equity or otherwise, without being deemed guilty of any manner of trespass and without prejudice to any remedies to collect rent due from Tenant.

     (c) If Landlord elects to reenter under subparagraph (b) above, Landlord may terminate this Lease, or, from time to time, without terminating this Lease, may relet the Premises, or any part thereof, as agent for Tenant for such terms and at such rentals and upon such other terms and conditions as Landlord may deem advisable, with the right to make alterations and repairs to the premises. No such reentry or taking of possession of the Premises by Landlord shall be construed as an election on Landlord's part to terminate this lease unless a written notice of such intention is given to Tenant under Subparagraph (b) above or unless the termination thereof be decreed by a court of competent jurisdiction.

     (d) If Landlord terminates this Lease pursuant to Subparagraph (b) above, Tenant shall remain liable to the extent legally permissible for (i) the sum of
(A) all Rent or any other charges due hereunder or provided for in this Lease until the date this Lease would have expired had such termination not occurred, and (B) any and all reasonable expenses incurred by Landlord in reentering the Premises, repossessing the same, making good any default of Tenant, painting, altering or dividing the Premises, combining the same with any adjacent space for any new tenants, putting the same in proper repair, reletting the same (including any and all reasonable attorney's fees and disbursements and reasonable brokerage fees incurred in so doing), and any and all expenses which Landlord may incur during the occupancy of any new tenant (other than expenses of a type that are Landlord's responsibility under the terms of this Lease); less (ii) the net proceeds of any reletting. Tenant agrees to pay to Landlord the difference between items (i) and (ii) above with respect to each month during the Term, within five days after the end of such month. Any suit brought by landlord to enforce collection of such difference for any one month shall not prejudice Landlord's right to enforce the collection of any difference for any subsequent month. In addition to the foregoing, Tenant shall pay to the Landlord reasonable attorney's fees with respect to any successful lawsuit or action instituted by land lord to enforce the provisions of this Lease. Landlord shall have the right, at its sole option, to relet the whole or any part of the Premises for the whole of the unexpired Term, or longer, or from time to time for shorter periods, for any rental then obtainable giving such concessions of rent and making such special repairs, alterations, decorations and paintings for any new tenant as Landlord in its sole and absolute discretion, may deem advisable. Tenant's liability as aforesaid shall survive the institution of summary proceedings and the issuance of any warrant thereunder. Landlord shall be under no obligation to relet the Premises, but agrees to use its best efforts to do so.

10:  BANKRUPTCY TERMINATION PROVISIONS
     ---------------------------------

     This Lease shall automatically terminate and expire, without the performance of any act or the giving of any notice by landlord, upon the occurrence of any of the following events: (1) Tenant's admitting in writing its inability to pay its debts generally as they become due, or (2) the commencement by Tenant of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar laws, or (3) the entry of a decree or order for relief by a court having jurisdiction in an involuntary case under the federal bankruptcy laws, as not constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or other similar law, and the continuance of any such decree or order unstated and in effect for a period of 30 consecutive days, or (4) Tenant's making an assignment of all or a substantial part of its property for benefit of its creditors, or (5) Tenant's seeking or consenting to or acquiescing in the appointment of, or the taking of possession by, a receiver, trustee or custodian for all or a substantial part of its property, or (6) the entry of a court order without Tenant's consent, which order shall not be vacated, set aside or stayed with 30 days from the date of entry, appointing a receiver, trustee or custodian for all or a substantial part of its property. The provisions of this section shall be interpreted in a manner which results in a termination of this Lease in each and every instance, and to the fullest extent, that such termination is permitted under the federal bankruptcy laws, it being of prime importance to the Landlord to deal only with Tenants who have, and continue to have, a strong degree of financial strength and financial stability.

11.  PERSONALTY OF TENANT
     --------------------

     If the Tenant shall not remove all its furniture, personal property or other effects (the "Personalty") from the Premises at any termination of this Lease, Landlord may, at its option, remove all or part of the Personalty in any manner that Landlord shall choose and store the same without liability to Tenant for loss thereof. Tenant shall be liable to Landlord for all expenses incurred in such removal and storage.

12.  SERVICES AND UTILITIES
     ----------------------

     (a) Landlord will furnish the following facilities, maintenance and services without cost to Tenant with first rate materials and in a first rate manner:

          (i) Electricity for lighting and ordinary office machinery; provided, however, that Landlord shall be under no obligation to provide electricity for any electronic computers or other data processing equipment or electricity or gas to operate any air-conditioning equipment necessitated by the installation of electronic computers or data processing equipment. Tenant shall however have the right to install electronic computing and data processing equipment at its expense, and Landlord agrees to make available to Tenant the electrical energy and air-conditioning service customary to operate such computing and data processing equipment.

          (ii) Sufficient heat, air conditioning and fresh air supply to keep the Premises comfortable for office use.

          (iii)  Automatic elevator service.

          (iv) Adequate toilet facilities and all necessary toilet supplies, hot and cold water and sewage.

          (v)    Janitorial services will be the responsibility of the Landlord.

     (b) It is understood and agreed that Landlord shall not be under any responsibility or liability in any way whatsoever for the quality, quantity, impairment, interruption, stoppage or other interference with service involving water, heat, air-conditioning, electric, electric current for light and power, telephone or any other service arising from any conditions beyond the control of Landlord. Will use its best efforts to restore such service as quickly as possible.

     (c) Landlord reserves the right to stop the service of heating, air-conditioning, ventilating, elevator, plumbing, electricity or other mechanical systems or facilities in the Premises or the Building, if necessary by reason of accident or emergency, or for repairs, alterations, replacements, additions or improvements which, in the reasonable judgment of Landlord, are desirable or necessary, until said repairs or alterations, replacements, additions or improvements are completed. Landlord shall provide a rent abatement in the event services are halted for a prolonged period of time.

13.  SUBLETTING AND ASSIGNMENT
     -------------------------

     (a) Tenant shall not mortgage, pledge, encumber, sell or assign this Lease in whole or in part or sublease or sublet the whole or any part of the Premises, nor permit the Premises to be used by others without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any attempted transfer, assignment, subletting mortgaging or encumbering of this Lease in violation of the provisions of this section shall be void and confer no rights upon any third person. No permitted assignment or subletting shall relieve Tenant of any of its obligations under this Lease.

     (b) If Tenant's interest in this Lease is assigned, whether or not in violation of this provisions of this section, Landlord may collect rent from the assignee. If the Premises or any part thereof are sublet to, or occupied by, or used by, any person other than Tenant, whether or not in violation of this section, Landlord, after default by Tenant under this Lease, may collect rent from the subtenant, user or occupant. in either case, landlord shall apply the amount collected to the rents reserved in this Lease, but neither any such assignment, subletting, occupancy or use, whether with or without Landlord's prior consent, nor any such collection or application, shall be deemed a waiver of any term, covenant or condition of this Lease or the acceptance by Landlord of such assignee, subtenant, occupant or user as tenant. The consent by Landlord to any assignment or subletting shall not relieve Tenant from its obligation to obtain the express prior consent of Landlord to any further assignment or subletting. Neither an assignment of Tenant's interest in this Lease nor a subletting occupancy or use of the Premises or any part thereof by any person other than Tenant, nor the collection of rent by landlord from any person other than Tenant as provided in this subsection nor the application of any such rent as provided in this subsection shall, in any circumstances, relieve Tenant from its obligation fully to observe and perform the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed.


14.  LIABILITY INSURANCE
     -------------------

     (a) Tenant, at Tenant's sold cost and expense, shall obtain and maintain in effect at all times during the Term, a policy of comprehensive general public liability insurance with broad form property damage endorsement, naming Landlord and (at Landlord's request) any Mortgagee of the Building and any management agent as additional named insured(s), protecting Landlord, Tenant and any such Mortgagee and management agent against any liability for bodily injury, death or property damage occurring upon, in, or about any part of the Building or the land on which it is built, the Leased Premises or any appurtenances thereto. Such policies shall afford protection to the limit of not less than $500,000 with respect to bodily injury of death to any one person, to the limit of not less than $1,000,000 with respect to bodily injury or death to any number of persons in any one accident, and to the limit of not less than $100,000 with respect to damage to the property of any one owner from one occurrence.

     (b) Any insurance policies required to be obtained by Tenant under this section: (i) shall be issued by an insurance company of recognized responsibility licensed to do business in the jurisdiction in which the Building is located; (ii) shall be written as primary policy coverage and not contributing with or in excess of any coverage which Landlord may carry. Neither the issuance of any insurance policy required under this Lease, nor the minimum limits specified herein with respect to Tenant's insurance coverage, shall be deemed to limit or restrict in any way Tenant's liability arising under or out of this Lease. With respect to any insurance policy required to be obtained by Tenant under this section, on or before the Lease Commencement Date, and at least thirty (30) days before the expiration of the expiring policy or certificate previously furnished, Tenant shall deliver to Landlord a certificate of insurance therefor, together with evidence of payment of all applicable premiums. Any insurance policy required to be carried hereunder by or on behalf of Tenant shall provide (and any certificate evidencing the existence of each such insurance policy shall certify) that such insurance policy shall not be canceled unless Landlord shall have received 20 days' prior notice of cancellation.

     (c) Except for the willful or negligent acts or omissions of Landlord or its agents or employees, Tenant hereby agrees to indemnify and hold harmless Landlord from and against any and all claims, losses, actions, damages, liabilities and expenses (including attorney's fees) that (i) arise from or are in connection with Tenant's possession, use, occupancy, management, repair, maintenance or control of the Premises, or any portion thereof, or (ii) arise from or are in connection with any willful or negligent acts or omissions of Tenant or Tenant's agents, employees, invites or subtenants, or (iii) result from any default, breach, violations or nonperformance of this lease or any provision therein by Tenant, or (iv) arise from injury or death to persons or damage to property sustained on or about the Premises. Tenant shall at its own cost and expense, defend any and all actions, suits and proceedings which may be brought against Landlord with respect to the foregoing, or in which Landlord may be impleaded. Tenant shall pay, satisfy and discharge any and all money judgments which may be recovered against Landlord in connection with the foregoing.

15.  FIRE INSURANCE
     --------------

     (a) Landlord shall, through the Term, at its expense, keep the Building insured against all loss or damage by fire with extended coverage in such amount as any first Mortgagee of the Building may from time to time require. Tenant shall, throughout the Term, at its expense, keep Tenant's alterations to the Premises and Tenant's personal property insured against all loss or damage by fire with extended coverage in an amount sufficient to prevent Tenant from becoming a co-insurer.

          Tenant's policies of insurance shall contain an appropriate clause or endorsement under which the insurer agrees that such policy shall not be cancelled without at least 15 days' notice to Landlord.

     (b) Landlord and Tenant will (i) if requested, advise the other as to the provisions of fire and extended coverage insurance policies obtained pursuant to this section, and (ii) notify the other promptly of any change in the terms of any such policy which would affect such provisions.

16.  DAMAGE BY FIRE OR OTHER CASUALTY
     --------------------------------

     In the event of loss of, or damage to, the Premises or the Building by fire or other casualty, the rights and obligations of the parties hereto shall be as follows:

     (a) If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt notice thereof to Landlord, and Landlord, upon receiving such notice, shall proceed promptly and with reasonable diligence, subject to unavoidable delays and a reasonable time for adjustment of insurance losses, to repair, or cause to be repaired, such damage in a manner designed to minimize interference with Tenant's occupancy (but with no obligation to employ labor at overtime or other premium pay rates). If the Premises or any part thereof shall be rendered untenantable by reason of such damage, whether to the Premises or the Building, the Base rent and any additional charges due hereunder shall proportionately abate for the period from the date of such damage to the date when such damage has been repaired for the portion of the Premises rendered untenantable.

     (b) If as a result of fire or other casualty more than one-half (1/2) of the Building is rendered untenantable, Landlord within 60 days from the date of such fire or casualty may terminate this Lease by notice to Tenant, specifying a date, not less than 20 nor more than 40 days after the giving of such notice, on which the Term shall expire as fully and completely as if such date were the date herein originally fixed for the expiration of the Term. If the Premises are damaged as a result of fire or other casualty and if the damage to the Premises is so extensive that such damage cannot be substantially repaired within 180 days from the date of the fire or other casualty, either Landlord or Tenant within 30 days from the date of such fire or other casualty may terminate this Lease by notice to the other, specifying a date, not less than 20 nor more than 40 days after the giving of such notice, on which the Term shall expire as fully and completely as if such date were the date originally fixed for the expiration of the Term. If either Landlord or Tenant terminates this Lease, the Base Rent and all other charges due hereunder shall be apportioned as of the date of such fire or other casualty. If neither Landlord or Tenant so elects to terminate this Lease, then Landlord shall proceed to repair the damage to the Building and the damage to the Premises, if any shall have occurred, and the Base Rent and any other charges due hereunder shall meanwhile be apportioned and abated all as provided in this subsection (a).

     (c) If the Premises shall be rendered untenantable to the extent of eighty percent (80%) or more by fire or other casualty during the last six months of the Term, Landlord or Tenant may terminate this Lease upon notice to the other party given within 90 days after such fire or other casualty specifying a date, not less than 20 days nor more than 40 days after the giving of such notice, on which the Term shall expire as fully and completely as if such date were the date originally fixed for the expiration of the Term. If either Landlord or Tenant terminates this Lease pursuant to this subsection, the Base Rent and any additional charges due hereunder shall be apportioned as of the date of such fire or casualty.

     (d) Landlord shall not be required to repair or replace any of Tenant's alterations or improvements or any other personal property of Tenant and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business by annoyance arising from any repair or restoration of any portion of the Premises or of the Building.

     (e) Notwithstanding any other provisions of this Lease, Landlord shall not be liable or responsible for, and Tenant hereby releases Landlord and its Partners, officers, directors, agents and employees from and any person claiming by, through or under Tenant, by way of subrogation or otherwise, for any injury, loss or damage to Tenant's property covered by a valid and collectible fire insurance policy with extended coverage endorsement. Tenant shall require its insurer(s) to include in all of Tenant's insurance policies which could give rise to a right of subrogation against Landlord a clause or endorsement whereby the insurer(s) shall waive any rights of subrogation against Landlord, and Tenant shall pay any additional premium required therefor.

     (f) Notwithstanding any other provision of this Lease, Tenant shall not be liable or responsible for, and Landlord hereby releases Tenant and its partners, officers, directors, agents and employees from, any and all liability or responsibility to Landlord or any person claiming by, through or under Landlord, by way of subrogation or otherwise, for any injury, loss or damage to Landlord's property covered by a valid and collectible fire insurance policy with extended coverage endorsement. Landlord shall require its insurer(s) to include in all of Landlord's insurance policies which could give rise to a right of subrogation against Tenant a clause or endorsement whereby the insurer(s) shall waive any rights of subrogation against Tenant, and Landlord shall pay any additional premium required therefor.

     (g) The proceeds payable under all fire and other hazard insurance policies maintained by Landlord on the building shall belong to and be the property of the Landlord, and Tenant shall not have any interest in such proceeds. Tenant agrees to look to its own fire and hazard insurance policies in the event of damage to Tenant's alterations or its personal property.

17.  CONDEMNATION
     ------------

     (a) In the event of a taking under the power of eminent domain or condemnation ("Taking") of the whole of the Premises, this Lease shall terminate as of the date of such Taking. If only a part of the Premises shall be so taken then, except as otherwise provided in this subsection, this Lease shall continue in force and effect but, from and after the date of the Taking, the Base Rent and any additional charges due hereunder shall be equitably reduced on the basis of the portion of the Premises so taken. If a part of the Building shall be taken, and if (i) the part of the Building so taken contains more than twenty-five percent (25%) of the Premises immediate to such Taking, or (ii) in Landlord's reasonable opinion, it shall be impracticable to continue to operate the Building, then Landlord, may give to Tenant within 50 days after the date upon which Landlord shall have received notice of the Taking, a 30 day's notice of termination of this lease. If a 30 days' notice of termination is given by landlord, this Lease shall terminate upon the expiration of the 30-day period. If part of the Building, premises or common areas shall be taken and, in Tenant's reasonable opinion, it shall be impracticable to continue to operate the Building, then Tenant may give to Landlord within 50 days after the date upon which Tenant shall have received notice of the Taking, a 30 day'[s notice of termination of this lease. If a taking occurs which does not result in the termination of this Lease, Landlord shall repair, alter and restore the remaining portions of the Premises to their former condition to the extent the same may be feasible.

     (b) Landlord shall have the exclusive right to receive any and all awards made for damages to the Premises and the building accruing by reason of a Taking or by reason of anything lawfully done in pursuance of public or other authority. Tenant hereby releases and assigns to Landlord all of Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. This provision shall not prevent Tenant from seeking to recover relocation benefits and such business damages and/or consequential damages as any be allowed by law which do not constitute a part of the compensation for the Building and do not diminish the amount of the aware to which landlord would otherwise be entitled.

18.  DEMOLITION AND RENOVATION
     -------------------------

     (a) In the event Landlord decides to take action which will result in the demolition and/or renovation of the Building in which the Premises are located, then this Lease shall automatically be terminated as of One Hundred Eighty (180) days after Landlord gives written notice of its intent to demolish and/or renovate.

     (b) Upon any termination of this Lease under any of the provisions of this section, the parties shall be released thereby, without further obligation to the other, from the date possession of the Premises is surrendered to the Landlord, except for Tenant's obligations which have theretofore accrued and are then unpaid.

     (c) Nothwithstanding any destruction or damage to the Premises or the Building, including the parking facilities and interior and adjacent landscaped areas, Tenant shall not be released from any of its obligations under this Lease except to the extent and upon the conditions expressly stated in this section.

19.  ALTERATIONS AND IMPROVEMENTS
     ----------------------------

     (a) Tenant shall make no alterations, additions or improvements ("Alterations") to the Premises without first obtaining the Landlord's written consent, which consent shall not be unreasonably withheld. All alterations or other fixtures, whether temporary or permanent in character (except only the movable office furniture and equipment of the Tenant), made in or upon the Premises, either by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises at the termination of the Term by lapse of time or otherwise, without compensation to Tenant. At the option of Landlord, all or any part of such Alterations may be required by Landlord to be removed from the Premises at the expiration of the Term or other termination of this Lease at Tenant's expense and, at Tenant's expense, the Premises shall be restored to their original condition existing prior to the installation of the alterations by Tenant, ordinary wear and tear excepted.

     (b) Tenant shall pay or cause to be paid all costs for work done by Tenant or caused to be done by Tenant on the Premises of a character which will or may result in liens on Landlord's interest therein and Tenant will keep the Premises free and clear of all mechanic's liens and other liens on account of work done for Tenant or persons claiming under it. Tenant hereby agrees to indemnify, defend and save Landlord harmless of and from all liability, loss, damage, costs or expenses, including reasonable attorneys' fees, incurred on account of any claims of any nature whatsoever for work performed for, or materials or supplies furnished to Tenant, including lien claims of laborers, materialmen or others. Should any such liens be filed or recorded against the Premises with respect to work done or for materials supplied to or on behalf of Tenant or any action affecting the title thereto be commenced, Tenant shall cause such liens to be removed of record within five (5) days after notice from Landlord. If Tenant shall be in default in paying any charge for which a mechanic's lien or suit thereon has been filed and shall not have caused such lien or suit to be discharged, Landlord may (but without being required to do so) pay such lien or claim any costs, and the amount so paid, together with reasonable attorneys' fees incurred in connection therewith, shall be immediately due from Tenant to Landlord.

20.  RULES AND REGULATIONS
     ---------------------

     The rules and regulations attached hereto as Exhibit "A" shall be and are hereby made a part of this Lease. Tenant, its servants and agents, will perform and abide by said rules and regulations, and any reasonable and uniform amendments or additions thereto as may be made from time to time by Landlord.

21.  HOLDING OVER
     ------------

     If Tenant remains in possession after expiration of the term hereof, Tenant shall be deemed to be occupying the Premises as a tenant from month to month. There shall be no renewal of this Lease by operation of law or otherwise and Tenant shall be subject to all other terms and conditions hereof.

22  SURRENDER OF PREMISES
    ---------------------

    At the termination of this Lease, Tenant shall remove all of its property and surrender the Premises and keys thereof to Landlord in the same condition as at commencement of the Term, normal wear and tear only excepted.

23.  PARKING
     -------

     Tenant shall have, without charge, non-exclusive use of automobile parking spaces on the on-site parking area of the building. Access and use thereof shall be as provided in the Rules and Regulations promulgated by landlord. Such parking spaces shall be available on a first-come, first-served basis, subject, however, to the rights of any other tenant of the building to park vehicles in reserved parking spaces as may be provided in such Tenant's lease.

24.  SUBORDINATION
     -------------

     (a) This Lease and Tenant's interest hereunder shall be subordinate to and subject to the lien of any Mortgage or Deed of Trust ("Mortgage") made by landlord against the Building. This Lease and Tenant's interest hereunder shall be subject and subordinate to the lien of such Mortgage and to all renewals, modifications, replacements, consolidations and extensions thereof and to any and all advances made thereunder and the interest thereon. Tenant agrees that, within 10 days after receipt of a written request therefor from Landlord, it will from time to time execute and deliver any instrument or other document required by any such Mortgagee to subordinate this and deliver any instrument or other document required by any such Mortgagee to subordinate this Lease and its interest in the Premises to the lien of such Mortgage.

     (b) This Lease and Tenant's interest hereunder shall be subject and subordinate to each and every ground or underlying lease hereafter made of the Building or the land on which it is constructed, or both, and to all renewals, modifications, replacements and extensions thereof. Tenant agrees that, within 10 days after the receipt of written request therefor from landlord, it will, from time to time, execute, acknowledge and deliver any instrument or other document required by any such lessor to subordinate this Lease and its interest in the Premises to such ground or underlying lease.

     (c) If the Building, or any part thereof, or the land on which the building is constructed, or Landlord's leasehold estate in the building, is at any time subject to a first Mortgage, and (i) this Lease is assigned to the First Mortgagee, and (ii) Tenant is given written notice of such assignment, including the name and address of the assignee, then, in such event, Tenant shall not terminate this Lease or make any abatement in the Base Rent payable hereunder for any default on the part of Landlord without first giving notice, in the manner provided elsewhere in this Lease for the giving of notices, to such first Mortgagee, specifying the default and affording a reasonable opportunity to make performance, at its election for and on behalf of Landlord.

25.  ATTORNEY'S FEES
     ---------------

     In the event any sums payable to Landlord hereunder are collected at law or through any attorney at law, Tenant shall pay, in addition to such sums, twenty percent (20%) thereof as attorney's fees. Tenant shall pay all reasonable attorney's fees and expenses Landlord incurs in connection with any litigation or negotiations which landlord shall, without its fault, become involved through or on account of this Lease. Except as provided above, in connection with any dispute or litigation between Landlord and Tenant with respect to this Lease or the Premises, the prevailing party shall be entitled to reasonable attorneys' fees and costs from the other.

26.  ATTORNMENT AND NON-DISTURBANCE
     ------------------------------

     In the event of (i) a transfer of Landlord's interest in the Premises, (ii) the termination of any ground or underlying lease of the Building or the land on which it is constructed or both, or (iii) the purchase of the Building or Landlord's interest therein in a foreclosure sale or be deed in lieu of foreclosure under any mortgage or pursuant to a power of sale contained in any mortgage, then in any such events Tenant shall, upon demand by the owner of the Building or the land on which it is constructed, or both, attorn to and recognize the transferee or purchaser of Landlord's interest or the lessor under the terminated ground or underlying lease, as the case may be , as Landlord under this Lease for the balance then remaining of the Term, and thereafter this Lease shall continue as a direct lease between such person, as "Landlord" and "Tenant", except that such lessor, transferee or purchaser shall not be liable for any act or omission of Landlord prior to such lease termination or prior to such person's succession to title, nor be bound by any payment of Base Rent or additional charges due hereunder prior to such lease termination or prior to such person's succession to title for more than one month in advance. Tenant hereby waives the provisions of any present or future law or regulations which gives or purports to give Tenant any right to terminate or otherwise adversely affect this Lease, or the obligations of Tenant hereunder, upon or as a result of the termination of any ground or underlying lease or the completion of any such foreclosure and sale.

27.  ESTOPPEL CERTIFICATES
     ---------------------

     Tenant agrees from time to time, within 15 days after written request therefor by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying to Landlord, any Mortgagee, assignee of a mortgagee, or any purchaser of the Building or the land on which it is constructed, or any other person designated by Landlord, as of the date of such statement, (i) that Tenant is in possession of the Premises; (ii) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect as modified and setting forth such modifications); (iii) whether or not there are then existing any set-offs or defenses known to Tenant against the enforcement of right or remedy of Landlord, or any duty or obligation of Tenant, hereunder (and, if so, specifying the same in detail); (iv) the dates, if any, to which any base Rent or other charges have been paid in advance; (v) that Tenant has no knowledge of any such uncured defaults, specifying the same in detail); (vi) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant (if Tenant has such knowledge, specifying the same in detail); (vii) the amount of any security deposit held by Landlord) and (viii) any additional facts reasonably requested by any such Mortgagee, assignee of a Mortgagee or purchaser.

28.  LIMITATION ON LANDLORD'S LIABILITY
     ----------------------------------

     (a) Except for damages resulting from the willful or negligent act or omission of Landlord, its agent and employees, Landlord shall not be liable to Tenant, and its employees, agents, business invitees, licensees, customers, guests or trespassers for any damage or loss to the property of Tenant or others located on the Premises, or in the Building or the land on which it is built, or for any accident or injury to persons in the Premises of the Building, resulting from the necessity of repairing any portion of the Building; the use or operation (by Tenant or any other person or persons whatsoever) of any elevators, or heating, cooling, electrical or plumbing equipment or apparatus; the termination of this Lease by reason of the destruction of the Building or the Premises; any fire, robbery, theft, and/or any other casualty; any leaking water, wind, rain, or snow that may leak into, or flow from, any part of the Premises or the Building; any acts or omissions of any occupant of any space adjacent to or adjoining all or any part of the Premises; any water, gas, steam, fire, explosion, electricity or falling plaster; the bursting, stoppage or leakage of any pipes, sewer pipes, drains, conduits, appliances or plumbing works, or, any other cause whatsoever.

     (b) Landlord shall not be required to perform its obligations under this Lease, nor be liable for loss or damage for failure to do so, nor shall Tenant be released from any of its obligations under this Lease because of the Landlord's failure to perform, where such failure arises from or through unavoidable delays beyond Landlord's control. If Landlord is so delayed or prevented from performing any of its obligations during the Term, the period of such delay or such prevention shall be deemed added to the time herein provided for the performance of any such obligation.

29.  NAME OF BUILDING; TENANT'S SIGNS
     --------------------------------

     (a) Landlord expressly reserves the right to have the Building designated by a street number or numbers and to affix to the building, at locations designated by Landlord, signs indicating any such number or numbers and the name of the Building as selected from time to time by Landlord.

     (b) Landlord has not granted to Tenant any rights in or to the roof or the outer side of the outside walls or windows of the Building, control of which is hereby reserved by Landlord. Tenant shall not display or erect any lettering, signs, advertisements, awnings or other projections on the exterior of the Premises or in the interior of the Premises if visible from a public way, except for customary hallway door lettering.

     (c) Landlord shall provide a directory tablet in the main lobby of the Building, at its expense, upon which Landlord will affix Tenant's name. The size, color and style of such directory and the names affixed thereto shall be selected by Landlord.

     (d) The location, size, color and style of any sign or hallway door lettering utilized by Tenant shall be subject to Landlord's approval. Any Tenant sign shall conform to the design criteria which Landlord has established for the Building.

30.  LEASING COMMISSION
     ------------------

     Landlord and Tenant each represent and warrant to the other that neither of them has employed any broker in carrying on the negotiations relative to this Lease. Landlord and Tenant shall each indemnify and hold harmless the other from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty.

31.  PERMITS AND LICENSES
     --------------------

     Tenant shall have the responsibility of procuring at its sole cost and expense any necessary permits, licenses or variances required for the conduct of Tenant's business or for any improvements or renovations to the Premises. Tenant agrees to hold Landlord harmless from any damages or other losses resulting from any delay or inability to obtain any required permits, licenses or variances.

32.  GENERAL PROVISIONS
     ------------------

     (a) The covenants, conditions, agreements, terms and provisions herein contained shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective personal representatives, successors and assigns.

     (b) It is the intention of the parties hereto that this Lease shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

     (c) No failure by Landlord to insist upon the strict performance of any term, covenant, agreement, provision, condition or limitation of this Lease or to exercise any right or remedy consequent upon a breach thereof, and no acceptance by the Landlord of full or partial rent during the continuance of any such breach, shall constitute a waiver of any such breach or of any such term, covenant, agreement, provision, condition or limitation. No term, covenant, agreement, provision, condition or limitation of this Lease to be kept, or performed by Landlord or by Tenant, and no breach thereof, shall be waived, altered or modified except by a written instrument executed by Landlord or by Tenant, as the case may be. No waiver of any breach shall affect or alter this Lease, but each and every term, covenant, agreement, provision, condition and limitation of this Lease shall continue in full force and effect with respect to any other then-existing or subsequent breach thereof.

     (d) No notice, request, consent, approval, waiver or other communication which may be or is required or permitted to be given under this Lease shall be effective unless the same is in writing and is delivered in person or sent by registered or certified mail, return receipt requested, first-class postage prepaid as follows:

          IF TO LANDLORD:

                    RONALD C. DEVINE
                    6320 AUGUSTA DRIVE, SUITE 1200
                    SPRINGFIELD, VA  22150

          IF TO TENANT:

                    GARY BEEMAN
                    FIELDWORKS, INC.
                    9961 VALLEY VIEW ROAD
                    EDEN PRAIRIE, MN  55344

or any other address that may be given by one party to the other by notice pursuant to this subsection. Such notices, if sent by registered or certified mail, shall be deemed to have been given at the time of mailing.

     (e) It is understood and agreed by and between the parties hereto that this Lease contains the final and entire agreement between said parties, and that they shall not be bound by any terms, statements, conditions or representations, oral or written, express or implied, not herein contained. It is understood and agreed, however, that the terms hereof shall be modified, if so required, for the purpose of complying with or fulfilled the requirements of any Mortgagee secured by a first Mortgage that may now be or hereafter become a lien on the Building, provided, however, that such modification shall not be in substantial derogation or diminution of any of the rights of the parties hereunder, nor increase any of the obligations or liabilities of the parties hereunder.

     (f) Time is of the essence in the performance of all Tenant's obligations under this Lease.

     (g) Wherever appropriate herein, the singular includes the plural and the plural includes the singular.

     (h) This Lease has been executed in several counterparts, but all counterparts shall constitute one and the same instrument.


     IN WITNESS WHEREOF, the parties have executed this Lease on the day and year first above written.

                                        LANDLORD:


                                        /s/ Ronald C. Devine
                                        ----------------------------------------
                                        RONALD C. DEVINE


                                        TENANT:


                                        /s/ Gary J. Beeman
                                        ----------------------------------------
                                        GARY J. BEEMAN

                                  EXHIBIT "A"
                                  -----------


               RULES AND REGULATIONS, a part of the within lease

     1. The sidewalks, entries, passages, court corridors, stairways and elevators shall not be obstructed by any of the Tenants, their employees or agents, or used by them for purposes other than in ingress and egress to and from their respective suites.

     2. All office furniture, safes, or other heavy articles shall be carried up into the Premises only at such times and in such manner as shall be prescribed by the Landlord and the Landlord shall in all cases have the right to specify the proper weight and position of any such safe or other heavy article. Any damage done to the building by taking in or removing any safe or from overloading any floor in any way shall be paid by the Tenant. Defacing or injuring in any way any part of the building by the Tenant, his agents or employees, shall be paid for by the Tenant.

     3. Tenant will refer all contractors, contractors' representatives and installation technicians rendering any service on or to the Premises for Tenant to landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the building, including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment or any other physical portion of the building.

     4. No sign, advertisement or notice shall be inscribed, painted or affixed on any part of the inside or outside of the said building unless of such color, size and style and in such place upon or in said building as shall first be designated by Landlord; there shall be no obligation or duty on Landlord to allow any sign, advertisement or notice to be inscribed, painted or affixed on any part of the inside or outside of said building. Signs on doors will be painted for the Tenant by a sign writer approved by the Landlord, and cost of the painting to be paid by the Tenant. A directory in a conspicuous place, with the names of the Tenants, will be provided by landlord; and necessary revisions in this will be made by landlord within a reasonable time after notice from the Tenant of the error of change making the revision necessary. Landlord shall have the right to remove all other signs without notice to Tenant at the expense of Tenant.

     5. Tenant shall have the non-exclusive use in common with the Landlord, other tenants, their guests and invites, of the automobile parking areas, driveways and footpaths, subject to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord shall have the right to designate parking areas for the use of the building tenants and their employees, and the tenants and their employees shall not park in parking areas not so designated. Tenant agrees that upon written notice from Landlord, it will furnish to Landlord, within five (5) days from receipt of such notice, the state automobile license numbers assigned to the automobiles of the Tenant and its employees.

     6. The janitor of the building may at all times keep a pass key. No additional locks or burglar alarms shall be placed upon any doors without the written consent of the Landlord, and in any event, copies of any keys or instructions to burglar alarms necessary for entry shall be immediately provided to Landlord.

     7. No windows or other openings that reflect or admit light into the corridors or passageways, or to any other place in said building, shall be covered or obstructed by any of the Tenants.

     8. The water closets and other water fixtures shall not be used for any purpose other than those for which they were constructed, and any damage resulting to them from misuse, or the defacing, or injury of any party of the building, shall be borne by the person who shall occasion it.

     9. No person shall disturb the occupants of the building by the use of any musical instruments, loudspeakers, the making of unseemly noises, or any unreasonable use. No dogs or other animals or pets of any kind will be allowed in the building.

     10.  No bicycles or similar vehicles will be allowed in the building.

     11. Nothing shall be thrown out of the windows of the building or down the stairways or other passages.

     12. Tenant shall not be permitted to use or to keep in the building any kerosene, camphene, burning fluid or other illuminating materials.

     13. If the Tenant desires telegraphic, telephonic or other electric connections, Landlord or its agents will direct the electricians as to where and how the wires may be introduced, and without such direction no boring or cutting of wires will be permitted.

     14. If Tenant desires shades or awnings, they must be of such shape, color, materials and make as shall be prescribed by landlord and any outside awning proposed may be prohibited by Landlord.

     15. All glass, locks and trimmings in or about the doors and windows and all electric fixtures belonging to the building shall be kept whole, and whenever broken by anyone shall be immediately replaced or repaired and put in order by Tenant under the direction and to the satisfaction of Landlord, and upon vacation or premises by Tenant, shall be left whole and in good repair.

     16. Tenant shall not install or authorize the installation of any vending machines or food preparation devices without Landlord's written approval. Approval of a microwave oven is hereby given.

                                                  INITIALS:
                                                  LANDLORD: /s/ RCD

                                                  TENANT: /s/ GJB

                                   ADDENDUM

     This Addendum is attached to and made a part of that certain lease between FIELDWORKS, INC., a Minnesota corporation, as Tenant, and PROPERTY SERVICES, INC., as Landlord. The purpose of this Addendum is to set forth additional terms and conditions relating to said Lease.

1.   Extension Options.
     -----------------

     Landlord grants Tenant five successive options to extend the Term for 60 months each, subject to the following conditions:

     (a) Tenant gives Landlord at least three months' written notice of Tenant's election to extend the Term prior to the expiration of the initial Term or applicable extended Term, as the case may be.

     (b) The Base Rent for the first extended Term shall be in accordance with Paragraph 2 of Section 3 of the Lease and each subsequent extended Term shall equal the Base Rent for the previous year adjusted by a percentage equal to the percentage change in the U.S. Department of Labor Consumer Price Index for all Urban Consumers which covers the smallest geographical area that includes the Premises and is maintained consistently throughout such previous rental period (the "CPI").

2. Space Build Out: Landlord will provide, at no additional cost to FieldWorks, Inc. a complete office build-out to include new suspended ceiling, new industrial grade carpet, one reception area, a copy/coffee/storage/file room/kitchenette, file and supply room and closet, all electric power wiring and receptacles (per attached drawing), all existing air-conditioning/heating and thermostats and one-half the cost of installation of vertical blinds not to exceed $1,000.

3. Furture improvements to the space will be done by East Coast Construction at Tenant's expense. Tenant will pay only for the actual costs of these improvements.

4. Phone and computer communication wiring (Category 5 shielded twisted pair LAN cabling) shall be installed by Tenant.

5. Property taxes will be paid by Property Services. There will be no pass through of taxes to FieldWorks, Inc.

6. This agreement shall be handled directly by and between FieldWorks, Inc. and Property Services, Inc. There shall be no brokerage fee.

7. The entire floor will be built out to Tenant's specifications, however Tenant does not currently have a need for the entire floor. Therefore, three to four offices may be leased individually to third-party tenants. Property Services, Inc. will manage and administer all subletting, billing and collection. reveune for the subletted space will be divided equally (50/50) between Tenant and Property Services, Inc. Said monies will be paid to Tenant on a monthly basis.

8.   Signs.  Tenant may install one illuminated sign on the top of the north
     -----
     exterior side of the Building. The total surface area of the sign is not to exceed 64 square feet. Tenant shall be responsible for all costs associated with the sign, including permitting, installation, maintenance and electrical installation and service.

9.   Exclusive Parking.  Tenant shall, without additional charge, be entitled to
     -----------------
     one exclusive double-wide parking space in the location shown on Exhibit D
                                                                      ---------
     hereto. Landlord will clearly mark this space as being reserved for Tenant.


TENANT:                                 FIELDWORKS, INC.

                                        By:  /s/ Gary J. Beeman
                                           -------------------------------------
                                        Its  CEO
                                           -------------------------------------


LANDLORD:                               PROPERTY SERVICES, INC.

                                        By:  /s/ Ronald C. Devine
                                           -------------------------------------
                                              President

                                  EXHIBIT "D"
                               EXCLUSIVE PARKING

Lower Parking Area
Augusta Drive

One exclusive FieldWorks parking space on lower parking level (covered) Requires high overhead clearance for converted van.